EXHIBIT 23.1






                         Consent of Independent Auditors



We consent to the use of our report dated August 3, 2000 in the Registration Statement on Form 10, Amendment No. 2, of MEDgenesis Inc.

                                                      /s/ Ernst & Young LLP

Minneapolis, Minnesota
September 21, 2000